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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): JULY 13, 2005


                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                 000-29187-87           76-0415919
(State or other jurisdiction of       (Commission         (I.R.S. Employer
            incorporation)            File Number)       Identification No.)


           1000 LOUISIANA STREET
                SUITE 1500
              HOUSTON, TEXAS                                     77002
  (Address of principal executive offices)                     (Zip code)

       Registrant's telephone number, including area code: (713) 328-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE.

         Carrizo Oil & Gas, Inc. (the "Company" or "we") filed a Registration Statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission on July 13, 2005 related to the right to resell shares of the Company's common stock held by: (1) certain institutional investors who purchased an aggregate of 1.2 million shares of common stock in a private placement in June 2005 and (2) certain of the Company's founding shareholders along with two other small investors (collectively, "Founding Shareholders"). The Company was required to file the Registration Statement under the terms of a registration rights agreement with the institutional investors in the aforementioned private placement. The Founding Shareholders, in turn, exercised their right under prior registration rights agreements to also include their shares of common stock in the Registration Statement. Steven A. Webster, the Company's Chairman of the Board, and S.P. Johnson IV, the Company's President and Chief Executive Officer, collectively hold a majority of the shares to be registered by the Founding Shareholders but have expressly stated that they have no present intent to sell shares of common stock.


         A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


         Statements in this report, including but not limited to statements regarding the intent of certain founding shareholders with respect to sales of common stock, effect of the Registration Statement and other statements that are not historical facts are forward looking statements that are based on current expectations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward looking statements include the plans of shareholders and general market conditions.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CARRIZO OIL & GAS, INC.



                                         By: /s/ Paul F. Boling
                                         ---------------------------------------
                                         Name:  Paul F. Boling
                                         Title: Vice President and
                                                Chief Financial Officer

Date:  July 14, 2005